UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]Definitive Proxy Statement

[X]Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a-12

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET FUNDS, INC.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON PARTNERS MONEY MARKET TRUST

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

MASTER PORTFOLIO TRUST

LEGG MASON PARTNERS VARIABLE INCOME TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]         No fee required.

[   ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                     1)    Title of each class of securities to which transaction applies:

2)Aggregate number of securities to which transaction applies:

    3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                      4)Proposed maximum aggregate value of transaction:

5)Total fee paid:

[  ]          Fee paid previously with preliminary materials.

[  ]          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)    Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

         3)    Filing Party:

         4)    Date Filed:

SPECIAL MEETING IMPORTANT DATES

Record Date	See matrix
Mail Date	BEGINNING APRIL 16, 2020
Meeting Date	JULY 14, 2020 @ 11:00 AM (ET)
ADDITIONAL INFORMATION
Proposals	SEE PAGES 4 " 8
Tickers	SEE PAGES 9 " 15

MUTUAL FUND

PROXY FACT SHEET FOR:

LEGG MASON FUNDS

SPECIAL MEETING LOCATION

OFFICES OF LEGG MASON

620 EIGHTH AVENUE, 49TH FLOOR

NEW YORK, NEW YORK

CONTACT INFORMATION

Proxy Information Line	1"800"290"6433
Website	www.leggmason.com

What is happening?

As a shareholder of one or more Funds sponsored by Legg Mason, Inc., you are being asked to vote on proposals concerning your investment in the Fund or Funds in which you own shares.

What am I being asked to vote on?

You are being asked to vote "In Favor" of proposals to:

∙Approve a new management agreement for your Fund with your Fund's manager.

∙Approve a new sub advisory agreement with each of your Fund's sub advisers.

Each new agreement will take effect when the manager or applicable sub adviser becomes a subsidiary of Franklin Templeton.

Why am I being asked to vote on these items?

Legg Mason, your Funds' sponsor, has entered into an agreement with Franklin Resources, Inc. under which Franklin Templeton will acquire Legg Mason. Approval of the new management and sub advisory agreements will provide continuity of the investment program you selected through your investment in the Funds and allow the Funds' operations to continue uninterrupted after the sale of Legg Mason to Franklin Templeton.

How does my Fund's Board recommend that I vote?

After careful consideration, your Fund's Board recommends that you vote FOR each proposal applicable to your Fund.

I don't know enough about this to vote?

The Board of Trustees, which oversees your fund and is required by law to act in what its members believe is in the best interest of your Fund, is recommending a vote For each proposal applicable to your Fund.

Will my vote make a difference?

Your vote is needed to ensure that the proposals for your Fund can be acted upon. Your Fund's Board encourages you to participate in the governance of your Fund.

For Internal Distribution Only	Page 1

Will my Fund's contractual management fees increase?

Neither the sale of Legg Mason to Franklin Templeton or the new advisory or sub advisory agreements will result in any changes to the contractual management fee rates charged to the Funds, nor will the sale itself cause any change to the current expense waiver and reimbursement arrangements applicable to the Funds.

Will the way in which my Fund is managed change?

The sale also is not expected to result in any reduction in the investment management services provided to the Funds, any changes to the portfolio managers of any Fund, or any changes to your Fund's investment objective or investment strategy.

How do the new management and sub advisory agreements differ from my Fund's current agreements?

The new agreements will be identical to the current agreements, except for the dates of execution, effectiveness and termination.

Will there be any changes to my Fund's custodian or other service providers as a result of the sale of Legg Mason?

There are not expected to be any changes to your Fund's custodian or other service providers as a result of the sale of Legg Mason to Franklin Templeton.

Can you provide me additional information on the acquisition?

Legg Mason, the parent company of the Funds' investment managers and sub advisers, has entered into an agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, under which Franklin Templeton will acquire Legg Mason. The sale will result in what is commonly called a "change of control" of Legg Mason and will cause the Funds' current management and sub advisory agreements to terminate in accordance with applicable law.

How will the sale of Legg Mason to Franklin Templeton potentially benefit me?

Following the sale, Legg Mason and its affiliates will be part of an organization with greater scale, broader distribution capabilities and new opportunities to grow. The combination of Legg Mason and Franklin Templeton will result in one of the world's largest independent, specialized global investment managers with a combined $1.5 trillion in assets under management (based on Legg Mason and Franklin Templeton assets under management as of January 31, 2020).

What happens if new management and new sub advisory agreements are not approved for my Fund?

If shareholders of your Fund do not approve the new agreements, and the sale of Legg Mason to Franklin Templeton occurs, your Fund's current agreements will terminate, and your Fund's manager or subadviser will not be able to provide services to the Fund under the new agreement or agreements that have not been approved. If this should happen, the Board of your fund will implement interim management and sub advisory agreements for a period of no more than 150 days in order to determine appropriate action, which could include continuing to solicit approval of new management or sub advisory agreements. The terms of the interim agreements are identical to those of the current agreements except for term and

For Internal Distribution Only	Page 2

escrow provisions required by applicable law. The Board has approved these interim agreements in order to provide for maximum flexibility for your Fund's future.

Who will bear the costs of this proxy solicitation?

All costs of the proxy and the shareholder meetings, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, will be borne by Legg Mason and not by your Fund.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH NEW INVESTMENT MANAGEMENT AND

SUB ADVISORY AGREEMENT

INFORMATION ABOUT THE COMPANIES

Legg Mason, Inc.

100 International Drive Baltimore, Maryland 21202 www.leggmason.com

A financial services holding company that provides asset management and financial services through its investment affiliates. Legg Mason's investment affiliates, which include Brandywine Global, Clarion Partners, ClearBridge, ClearBridge RARE, Martin Currie, QS Investors, Royce Investment Partners and Western Asset, operate with investment independence and have specialized expertise across equity, fixed income, alternative and liquidity investments and markets around the globe.

Franklin Resources, Inc.

One Franklin Parkway

San Mateo, California 94403

www.franklinresources.com

A global investment management organization operating, together with its subsidiaries, as Franklin Templeton. Through specialized teams, Franklin Templeton has expertise across all asset classes, including equity, fixed income, alternatives and custom multi"asset solutions.

Franklin Templeton has more than 600 investment professionals, who are supported by Franklin Templeton's integrated, worldwide team of risk management professionals and global trading desk network, and has employees in over 30 countries.

VOTING METHODS

PHONE: To cast your vote by telephone with a proxy specialist, call the toll"free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

MAIL: To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage"paid envelope.

TOUCH"TONE: To cast your vote via a touch"tone voting line, call the toll"free number and enter the control number found on your proxy card.

INTERNET: To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

For Internal Distribution Only	Page 3

AST Fund Solutions is mentioned in each Proxy Statement as a solicitor.

Proposal
1 – to
	approve		Proposal 2 – to approve a new sub advisory agreement with:
a new
	manage		(b)
	ment		ClearBrid
	agreeme		ge		(d)
	nt with		RARE		Western	(e)	(f)	(g)
	Legg	(a)	Infrastruc		Asset	Western	Western	Western	(h)
	Mason		ture	(c)	Manage	Asset	Asset	Asset	Royce
	Partener	ClearBri	(North	QS	ment	Manage	Manage	Manage	&
	s Fund	dge	America)	Invest	Company	ment	ment	ment	Associa
NAME OF FUND	Advisors	Investm	Pty	ors,	,	Company	Company	Company	tes,
	LLC	ents, LLC	Limited	LLC	LLC	Limited	Ltd	Pte. Ltd.	LP
LEGG MASON PARTNERS EQUITY TRUST
ClearBridge Aggressive Growth Fund	√				√
ClearBridge All Cap Value Fund	√				√
ClearBridge Appreciation Fund	√				√
ClearBridge Dividend Strategy Fund	√				√
ClearBridge International Small Cap Fund	√				√
ClearBridge International Value Fund	√				√
ClearBridge Large Cap Growth Fund	√				√
ClearBridge Large Cap Value Fund	√				√
ClearBridge Mid Cap Fund	√				√
ClearBridge Mid Cap Growth Fund	√				√
ClearBridge Select Fund	√				√
ClearBridge Small Cap Growth Fund	√				√
ClearBridge Small Cap Value Fund	√				√
ClearBridge Sustainability Leaders Fund	√				√
ClearBridge Tactical Dividend Income
Fund	√				√
QS Conservative Growth Fund	√			√	√
QS Defensive Growth Fund	√			√	√
QS Global Dividend Fund	√			√	√
QS Global Equity Fund	√			√	√
QS Growth Fund	√			√	√
QS Moderate Growth Fund	√			√	√
QS S&P 500 Index Fund	√			√	√
QS U.S. Large Cap Equity Fund	√			√	√
LEGG MASON ETF INVESTMENT TRUST
ClearBridge All Cap Growth ETF	√				√
ClearBridge Dividend Strategy ESG ETF	√				√
ClearBridge Large Cap Growth ESG ETF	√				√
Legg Mason Global Infrastructure ETF	√		√		√
Legg Mason International Low Volatility
High Dividend ETF	√				√

For Internal Distribution Only									Page 4

Legg Mason Low Volatility High Dividend
ETF	√				√
Legg Mason Small"Cap Quality Value ETF	√				√			√
Western Asset Short Duration Income
ETF	√				√	√	√	√
Western Asset Total Return ETF	√				√	√	√	√
LEGG MASON PARTNERS VARIABLE
EQUITY TRUST
ClearBridge Variable Aggressive Growth
Portfolio	√	√			√
ClearBridge Variable Appreciation
Portfolio	√	√			√
ClearBridge Variable Dividend Strategy
Portfolio	√	√			√
ClearBridge Variable Large Cap Growth
Portfolio	√	√			√
ClearBridge Variable Large Cap Value
Portfolio	√	√			√
ClearBridge Variable Mid Cap Portfolio	√	√			√
ClearBridge Variable Small Cap Growth
Portfolio	√	√			√
QS Legg Mason Dynamic Multi"Strategy
VIT Portfolio	√			√	√
QS Variable Conservative Growth	√			√	√
QS Variable Growth	√			√	√
QS Variable Moderate Growth	√			√	√

Proposal 1 " to approve a new
	management agreement with:				Proposal 2 " to approve a new sub advisory agreement with:
			(b)					(d)
			Western			(b)	(c)	Western
	(a)		Asset		(a)	Western Asset	Western	Asset
	Legg Mason		Management	Western Asset		Management	Asset	Management
NAME OF FUND	Partners Fund		Company,	Management		Company	Management	Company
	Advisor, LLC		LLC	Company, LLC		Limited	Company Ltd	Pte. Ltd.
OPEN"END FUNDS:
LEGG MASON PARTNERS INCOME TRUST
Western Asset Adjustable Rate Income
Fund (to be renamed Western Asset
Ultra"Short Income Fund on or about
April 22, 2020)	√				√
Western Asset California Municipals Fund	√				√
Western Asset Corporate Bond Fund	√				√
Western Asset Emerging Markets Debt
Fund	√				√	√		√
Western Asset Global High Yield Bond
Fund	√				√	√		√
Western Asset Income Fund	√				√	√	√	√
Western Asset Intermediate Maturity
California Municipals Fund	√				√
Western Asset Intermediate Maturity
New York Municipas Fund	√				√
Western Asset Intermediate"Term
Municipals Fund	√				√
Western Asset Managed Municipals Fund	√				√
Western Asset Massachusetts Municipals
Fund	√				√

For Internal Distribution Only								Page 5

Western Asset Mortgage Total Return
Fund	√	√
Western Asset Municipal High Income
Fund	√	√
Western Asset New Jersey Municipals
Fund	√	√
Western Asset New York Municipals Fund	√	√
Western Asset Oregon Municipals Fund	√	√
Western Asset Pennsylvania Municipals
Fund	√	√
Western Asset Short Duration High
Income Fund	√	√	√
Western Asset Short Duration Municipal
Income Fund	√	√
Western Asset Short"Term Bond Fund	√	√	√
WESTERN ASSET FUNDS, INC.
Western Asset Core Bond Fund	√	√	√
Western Asset Core Pus Bond Fund	√	√	√	√	√
Western Asset High Yield Fund	√	√	√
Western Asset Inflation Indexed Plus
Bond Fund	√	√	√	√	√
Western Asset Intermediate Bond Fund	√	√	√
Western Asset Macro Opportunities Fund	√	√	√	√	√
Western Asset Total Return
Unconstrained Fund	√	√	√	√	√
LEGG MASON PARTNERS
INSTITUTIONAL TRUST
Western Asset Institutional Government
Reserves	√	√
Western Asset Institutional Liquid
Reserves	√	√
Western Asset Institutional U.S. Treasury
Obligations
Money Market Fund	√	√
Western Asset Institutional U.S. Treasury
Reserves	√	√
Western Asset Premier Institutional
Government
Reserves	√	√
Western Asset Premier Institutional
Liquid Reserves	√	√
Western Asset Premier Institutional U.S.
Treasury
Reserves	√	√
Western Asset Select Tax Free Reserves	√	√
Western Asset SMASh Series C Fund	√	√	√
Western Asset SMASh Series EC Fund	√	√	√	√	√
Western Asset SMASh Series M Fund	√	√	√
Western Asset SMASh Series TF Fund	√	√
LEGG MASON PARTNERS MONEY
MARKET TRUST
Western Asset Government Reserves	√	√
Western Asset New York Tax Free Money
Market Fund	√	√
Western Asset Prime Obligations Money
Market
Fund	√	√
Western Asset Tax Free Reserves	√	√

For Internal Distribution Only					Page 6

Western Asset U.S. Treasury Reserves		√			√
LEGG MASON PARTNERS PREMIUM
MONEY MARKET TRUST
Western Asset Premier Liquid Reserves		√			√
Western Asset Premium U.S. Treasury
Reserves		√
MASTER PORTOLIO TRUST
Government Portfolio		√			√
Liquid Reserves Portfolio		√			√
Tax Free Reserves Portfolio		√			√
U.S. Treasury Obligations Portfolio		√			√
U.S. Treasury Reserves Portfolio		√			√
LEGG MASON PARTNERS VARIABLE
INCOME TRUST
Western Asset Core Plus VIT Portfolio		√			√		√	√		√
Western Asset Variable Global High Yield
Bond Portfolio		√			√		√			√
CLOSED"END FUNDS:
Western Asset Investment Grade Income
Fund Inc.		√	√				√
Western Asset Premier Bond Fund		√	√				√	√		√

Proposal 1 " to
approve a new
management
	agreement with:			Proposal 2 " to approve a new sub advisory agreement with:
			(a)		(c)			(f)
					ClearBr			West
	(a)	(b)	Brandy		idge			ern	(g)
			wine		RARE			Asset	Western	(h)
	Legg	Clear	Global	(b)	Infrastr			Mana	Asset	Western
	Mason	Bridg	Invest	ClearBr	ucture			geme	Manage	Asset
	Partner	e	ment	idge	(North	(d)	(e)	nt	ment	Manage
	s Fund	Invest	Manag	Invest	Americ	Martin	QS	Comp	Compan	ment
NAME OF FUND	Adviso	ment	ement,	ments,	a) Pty	Currie	Investo	any,	y	Company
	r, LLC	s, LLC	LLC	LLC	Limited	Inc.	rs, LLC	LLC	Limited	Ltd
LEGG MASON GLOBAL ASSET
MANAGMENT TRUST
BrandywineGLOBAL —
Alternative Credit Fund	√
BrandywineGLOBAL —
Diversified US Large Cap
Value Fund	√
BrandywineGLOBAL —
Dynamic US Large Cap
Value Fund	√
BrandywineGLOBAL —
Global Flexible Income
Fund	√
BrandywineGLOBAL —
Global High Yield Fund	√
BrandywineGLOBAL —
Global Opportunities Bond
Fund	√
BrandywineGLOBAL —
Global Opportunities Bond
Fund (USD Hedged)Fund	√

For Internal Distribution Only										Page 7

BrandywineGLOBAL —
Global Unconstrained
Bond Fund	√
BrandywineGLOBAL —
International Opportunities
Bond Fund	√		√
ClearBridge International
Growth Fund		√
ClearBridge Global
Infrastructure Income
Fund	√							√
ClearBridge Small Cap
Fund		√						√
ClearBridge Value Trust		√						√
Martin Currie Emerging Markets Fund	√					√		√
Martin Currie International
Unconstrained Equity Fund	√					√		√
Martin Currie SMASh Series EM Fund	√					√		√
QS Global Market Neutral Fund	√						√	√
QS Inernational Equity Fund	√						√	√
QS U.S. Small Capitalization Equity Fund	√						√	√
QS Strategic Real Return Fund	√			√	√	√	√	√	√	√

For Internal Distribution Only	Page 8

Legg Mason Funds

Level I Call Guide

(CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT'S FULL NAME). May I please speak with (SHAREHOLDER'S FULL NAME)?

(Re"Greet If Necessary)

I am calling on a recorded line regarding your investment in a Legg Mason Sponsored Fund. I wanted to confirm that you have received the proxy material for the Special Meeting of Shareholders scheduled to take place on July 14, 2020.

Have you received the information?

(Pause for response)

If "Yes" or positive response:

If you're not able to attend the meeting, I can record your voting instructions by phone. Your Fund's Board of Trustees is recommending a vote "In Favor" of the proposals.

If "No" or negative response:

I would be happy to review the meeting agenda and record your vote by phone. However, the Fund's Board of Trustees is recommending a vote "In Favor" of the proposals.

Would you like to vote along with the Board's recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own in a Legg Mason Sponsored Fund before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

∙Please state your full name. (Pause)

∙According to our records, you reside in (city, state, zip code). (Pause)

∙To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good

(morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 05-11-2020

Legg Mason Funds

Level 2 Call Guide

(ACCOUNTS STILL UNVOTED)

Good (morning, afternoon, evening), my name is (AGENT'S FULL NAME). May I please speak with (SHAREHOLDER'S FULL NAME)?

(Re"Greet If Necessary)

I am calling on a recorded line regarding your investment in a Legg Mason Sponsored Fund. You were recently mailed proxy material for the Special Meeting of Shareholders scheduled to take place on July 14, 2020. Currently our records indicate that no vote has been registered for your position.

In order to ensure your shares are represented in time for the meeting, I can record your voting instructions by phone.

Your Fund's Board of Trustees is recommending a vote "In Favor" of the proposals. Would you like to vote along with the Board's Recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own in a Legg Mason Sponsored Fund before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

∙Please state your full name. (Pause)

∙According to our records, you reside in (city, state, zip code). (Pause)

∙To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good

(morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 05-11-2020

Legg Mason Funds

Any Vote Call Guide

(QUORUM CHASE)

Good (morning, afternoon, evening), my name is (AGENT'S FULL NAME). May I please speak with (SHAREHOLDER'S FULL NAME)?

(Re"Greet If Necessary)

I am calling on a recorded line regarding your investment in a Legg Mason Sponsored Fund. The reason for my call is to inform you that the Special Meeting of Shareholders is scheduled to take place on July 14, 2020 and currently our records indicate that your vote has not been recorded.

Your Fund's Board of Trustees is recommending a vote "In Favor" of the proposals but you do have the option of voting in any manner.

Would you like to vote "In Favor", "Against", or "Abstain"?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own in a Legg Mason Sponsored Fund before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

∙Please state your full name. (Pause)

∙According to our records, you reside in (city, state, zip code). (Pause)

∙To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good

(morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 05-11-2020